Exhibit 10.4
REGISTRATION RIGHTS AGREEMENT
     THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of November ___, 2010 by and among NYTEX Energy Holdings, Inc., a Delaware corporation (the “Company”), and Diana Istre Francis, a resident of the state of Louisiana (the “Investor”).
Recitals
     The Company and the Investor are parties, among others, to the Membership Interests Purchase Agreement, dated as of the date of this Agreement (by and among Investor and others as the sellers and the Company as the buyer, the “Purchase Agreement”), pursuant to which the Company has agreed to issue the Diana Francis Stock as partial payment of the purchase price for Investor’s sale of certain Membership Interests; and
     The Investor’s obligations under the Purchase Agreement are conditioned upon the execution and delivery of this Agreement.
Agreement
     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises set forth in this Agreement, the parties to this Agreement agree as follows:
     Section 1. REGISTRATION RIGHTS.
          1.1 Definitions. Terms defined in the Purchase Agreement and not otherwise defined in this Agreement are used in this Agreement with the same meaning as defined in the Purchase Agreement. As used in this Agreement, the following terms shall have the meanings set forth below:
          “Commission Comments” means written comments pertaining solely to Rule 415 (or which challenge the right of the Investor to have its Registrable Securities included in a Registration Statement filed hereunder without being deemed an underwriter) which are received by the Company from the Commission to a filed Registration Statement, a copy of which shall have been provided by the Company to the Investor, which either (i) requires the Company to limit the number of Registrable Securities which may be included therein to a number which is less than the number sought to be included thereon as filed with the Commission or (ii) requires the Company to either exclude Registrable Securities held by the Investor or deem the Investor to be an underwriter with respect to Registrable Securities they seek to include in such Registration Statement.
          “Common Stock” means shares of the Company’s common stock, par value $0.001 per share.
          “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          “Fair Market Value” means the average closing price of the Common Stock, or the average of the closing bid and ask price of the Common Stock, as applicable, as reported on a national stock exchange or the OTC Bulletin Board.
          “Fully-Diluted Common Stock” shall mean, at any time, the then outstanding shares of Common Stock plus (without duplication) all shares of Common Stock issuable (at the time or upon passage of time or the occurrence of future events) upon the exercise, conversion or exchange of all then-

outstanding rights, warrants, options, convertible securities, or other rights or securities convertible into, directly or indirectly, Common Stock.
          “Initial Registration Statement” shall mean that registration statement the Company is required to file regarding Common Stock issuable in connection with its Summer 2010 Convertible Debenture Offering and its Series A Preferred Stock Private Placement.
          “Registrable Securities” means (1) the Diana Francis Stock and (2) any shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right, or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Diana Francis Stock described in clause (1) above.
          The terms “register,” “registration,” and “registered” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement.
          “Registration Expenses” means all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities.
          The number of shares of “Registrable Securities then outstanding” shall mean the number of shares of Common Stock that are Registrable Securities and (1) are then issued and outstanding or (2) are then issuable pursuant to the exercise or conversion of then outstanding and then exercisable options, warrants, or convertible securities.
          “SEC” means the Securities and Exchange Commission.
          “Securities Act” means the Securities Act of 1933, as amended.
          “Subsidiary” means any corporation more than fifty percent (50%) of the outstanding voting securities of which are owned by the Company or any Subsidiary, directly or indirectly, or a partnership or limited liability company in which the Company or any Subsidiary is a general partner or manager or holds interests entitling it to receive more than fifty percent (50%) of the profits or losses of the partnership or limited liability company.
          “Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i) and (ii) hereof, then Trading Day shall mean a Business Day.
          1.2 Requested Registration.
               (a) Requested Registration. If the Company shall receive at any time after thirty (30) days after the effective date of the Initial Registration Statement, a written request from the Investor, the Company shall as soon as practicable (and in any event within sixty (60) calendar days of the receipt of such request), use its commercially reasonable efforts to effect the registration of all Registrable Securities that are specified in such request, including for an underwritten offering or for an offering to be made on a continuous basis pursuant to Rule 415, and in accordance with Section 1.5(e). If for any reason other than due solely to SEC Restrictions, a Registration Statement is declared effective but not all outstanding Registrable Securities are registered for resale pursuant thereto, then the Company shall prepare and file as soon as practicable an additional Registration Statement (except those excluded from the Registration Statement due solely to the SEC Restrictions) to register the resale of all such unregistered Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415.
               (b) The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 1.2:
                    (i) After the Company has initiated two such registrations pursuant to Section 1.2(a) and such registrations have been declared or ordered effective and the Investor are able to register and sell a majority of the Registrable Securities requested to be included in such registration; and
                    (ii) Within twelve (12) months after the effective date of the first registration made pursuant to this Section 1.2(a).
               (c) Underwriting. If the Investor intends to distribute the Registrable Securities by means of an underwriting, she shall so advise the Company as part of her request made pursuant to Section 1.2(a). The underwriter will be selected by the Company and shall be reasonably acceptable to the Investor. Unless otherwise agreed by such underwriters and the Investor, no person may participate in any registration under this Agreement that is underwritten unless such person (i) agrees to sell such person’s securities on the basis provided in the proposed underwriting arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents required under the terms of such underwriting arrangements; provided that the Investor shall not be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding Investor and her intended method of distribution. Notwithstanding any other provision of this Section 1.2, if the representative of the underwriters advises in writing that marketing factors require a limitation on the number of shares to be underwritten, the Company shall so advise the Investor and the number of shares of Registrable Securities that may be included in the underwriting shall reduced.
               (d) Notwithstanding anything to the contrary contained in this Section 1.2, if the Company receives Commission Comments, and following discussions with and responses to the Commission in which the Company uses its reasonable best efforts and time to cause as many Registrable Securities as possible to be included in the Registration Statement filed pursuant to Section 2(a) without characterizing the Investor as an underwriter (and in such regard uses its reasonable best efforts to cause the Commission to permit the Investor or their respective counsel to participate in Commission conversations on such issue together with counsel to the Company, and timely conveys relevant information concerning such issue with the Investor or her counsel), the Company is unable to cause the inclusion of all Registrable Securities, then the Company may, following not less than three (3) Trading Days prior written notice to the Investor (i) remove from the Registration Statement such Registrable Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities, in each case as the Commission may require in order for the Commission to allow such Registration Statement to become effective; provided, that in no event may the Company name the Investor as an underwriter without Investor’s prior written consent (collectively, the “SEC Restrictions”). Unless the SEC Restrictions otherwise require, any cut-back imposed pursuant to this Section 1.2 shall be allocated among the Registrable Securities of the Investor as determined by the Investor. No liquidated damages under Section 1.2 shall accrue on or as to any Cut Back Shares, and the required effective date for such Registration Statement as set forth in Section 1.5(e) will be tolled, until such time as the Company is able to effect the registration of the Cut Back Shares in accordance with any

SEC Restrictions (such date, the “Restriction Termination Date”). From and after the Restriction Termination Date, all provisions of this Section 1.2 (including, without limitation, the liquidated damages provisions, subject to tolling as provided above) shall again be applicable to the Cut Back Shares (which, for avoidance of doubt, retain their character as “Registrable Securities”) so that the Company will be required to file with and cause to be declared effective by the Commission such additional Registration Statements in the time frames set forth herein as necessary to ultimately cause to be covered by effective Registration Statements all Registrable Securities (if such Registrable Securities cannot at such time be resold by the Investor thereof without volume limitations pursuant to Rule 144).
               (e) If: (i) a Registration Statement is not filed on or prior to the date set forth in Section 1.2(a), or (ii) a Registration Statement is not declared effective by the Commission on or prior to the one hundred twenty (120) days after filing, or (iii) except for Allowable Blackout Periods, after its Effective Date, without regard for the reason thereunder or efforts therefor, such Registration Statement ceases for any reason to be effective and available to the Investor as to all Registrable Securities to which it is required to cover at any time prior to the expiration of its Effectiveness Period for more than an aggregate of 30 Trading Days (which need not be consecutive) (any such failure or breach being referred to as an “Event,” and for purposes of clauses (i) or (ii) the date on which such Event occurs, or for purposes of clause (iii) the date which such 30 Trading Day-period is exceeded, being referred to as “Event Date”), then in addition to any other rights the Investor may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to the Investor an amount in cash, as partial liquidated damages and not as a penalty regarding those shares of the Diana Francis Stock not so registered, equal to 1.0% of the average Fair Market Value for fifteen (15) business days prior to the first date of such Event Date; provided that the maximum aggregate liquidated damages payable to the Investor under this Agreement shall be five percent (5%) of the aggregate value as of the Event Date. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event (except in the case of the first Event Date), and shall cease to accrue (unless earlier cured) upon the expiration of the Effectiveness Period.
               (f) The Investor agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex C (a “Selling Holder Questionnaire”). The Company shall not be required to include the Registrable Securities of the Investor in a Registration Statement and shall not be required to pay any liquidated or other damages under Section 1.2(e) to the Investor if she fails to furnish to the Company a fully completed Selling Holder Questionnaire at least two Trading Days prior to the filing date set forth in Section 1.2(a).
          1.3 Piggyback Registrations. If the Company proposes to register any of its securities under the Securities Act (other than pursuant to a registration of a Rule 145 transaction or solely in connection with an employee benefit or stock ownership plan) and the registration form to be used may be used for the registration of the sale by the Investor of the Registrable Securities (a "Piggyback Registration”), the Company shall give prompt written notice to the Investor of its intention to effect such a registration (each, a “Piggyback Notice”). Subject to Sections 1.4(a) and 1.4(b) below, the Company shall include in such registration all shares of Registrable Securities that Investor requests the Company to include in such registration by written notice given to the Company within thirty (30) days after the date of sending of the Piggyback Notice. If the managing underwriters advise the Company in writing that in their opinion marketing factors require a limitation of the number of securities to be included in such registration, the Company shall include in such registration (a) first, the securities proposed to be sold by the Company, (b) second, any securities as to which the holders thereof have prior registration rights granted in connection with the Summer 2010 Convertible Debenture Offering or the Series A Preferred Stock Private Placement, (c) third, the Registrable Securities requested to be included in such registration, pro rata among the Investor, and (c) forth, any other securities requested to be included in such registration.

          1.4 Registration Procedures. Whenever required to effect the registration of any Registrable Securities under this Agreement, the Company shall, as expeditiously as possible:
               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective; provided, that before filing a registration statement or prospectus or any amendments or supplements to a registration statement or prospectus, the Company shall furnish to counsel selected by the Investor of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review of such counsel.
               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement and, upon the request of the Investor of a majority of the Registrable Securities registered under such registration statement, to keep such registration statement effective for a period of up to ninety (90) days or any lesser period of time in the event the distribution described in the registration statement has been completed; provided, however, that in the case of any registration statement on Form S-3 which relates to Registrable Securities that are intended to be offered on a continuous or delayed basis, such ninety (90) day period shall be extended, if necessary, to keep the registration statement effective until such Registrable Securities are sold, provided, that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further, that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (i) includes any prospectus required by Section 10(a)(3) of the Securities Act or (ii) reflects facts or events representing a material or fundamental change in the information included in the registration statement, the incorporation by reference into the registration statement of the information required to be included in (i) or (ii) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act.
               (c) Furnish to the Investor such number of copies of a prospectus, including a preliminary prospectus, and each amendment and supplement to any such prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.
               (d) Register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Investor; provided, that the Company shall not be required in connection with such registration and qualification or as a condition to such registration and qualification (i) to qualify to do business or to file a general consent to service of process in any such states or jurisdictions or (ii) to subject itself to taxation in any jurisdiction.
               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering.
               (f) Notify the Investor, at any time when a prospectus relating to such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated in such prospectus or necessary to make the statements in such prospectus not misleading in the light of the circumstances then existing.
               (g) Furnish, at the request of the Investor, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (1) a copy of the opinion, if any, of the counsel representing the Company for the purposes of such registration that has been delivered to the underwriters in an underwritten public offering; provided, that such counsel shall permit the Investor to rely on such opinion, and (2) the “comfort” letter, if any, dated as of such date, from the independent certified public accountants of the Company, which must also be addressed to the Investor.
               (h) Cause all such Registrable Securities registered pursuant to such registration statement to be listed on each securities exchange on which similar securities issued by the Company are then listed.
               (i) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.
               (j) Make available for inspection by any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant, or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such underwriter, attorney, accountant, or agent in connection with such registration statement.
               (k) Permit the Investor of Registrable Securities that might be deemed, in the sole and exclusive judgment of the Investor, to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion in such registration or comparable statement of material, furnished to the Company in writing, that in the reasonable judgment of the Investor and his, her, or its counsel should be included.
               (l) In the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order.
          1.5 Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification, or compliance pursuant to Sections 1.2, 1.3, and 1.4 of this Agreement and the reasonable fees and disbursements of one counsel for the selling Investor shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Investor of at least a majority of the Registrable Securities to be registered (in which case all participating Investor shall bear their pro rata portion of such expenses), unless the Investor of at least a majority of the Registrable Securities agree to forfeit their right to one registration pursuant to Section 1.2 herein; provided further, however, that if at the time of such withdrawal, the Investor have learned of material adverse information regarding the condition, business, or prospects of the Company from that known to the Investor at the time of their request, then the Investor shall not be required to pay any of such expenses and shall not forfeit their right to one registration pursuant to Section 1.2. All underwriting discounts, selling commissions, and stock transfer taxes relating to securities so registered shall be borne by the Investor of such securities pro rata on the basis of the number of shares of securities so registered on their behalf, as shall any other expenses in connection with the registration required to be borne by the Investor of such securities.
          1.6 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action (other than the giving of notice) pursuant to Sections 1.2, 1.3, or 1.4 that the selling Investor shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to effect the timely registration of their Registrable Securities.
          1.7 Delay of Registration. The Investor shall not have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.
          1.8 Indemnification. If any Registrable Securities are included in a registration statement under Sections 1.2, 1.3, or 1.4:
               (a) By the Company. To the extent permitted by law, the Company shall indemnify and hold harmless the Investor, the partners, officers, and directors of the Investor, any underwriter (as defined in the Securities Act) for the Investor, and each person, if any, who controls the Investor or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect of such losses, claims, damages, or liabilities) arise out of or are based upon any of the following statements, omissions, or violations (collectively, “Violations” and, individually, a “Violation”):
                    (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained in such registration statement or any amendments or supplements to such registration statement;
                    (ii) the omission or alleged omission to state in any such registration statement a material fact required to be stated in such registration statement or necessary to make the statements in such registration statement not misleading; or
                    (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any federal or state securities law in connection with the offering covered by such registration statement;
                    (iv) and the Company shall reimburse each the Investor, partner, officer, director, underwriter, or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, that the indemnity agreement contained in this Section 1.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent (and only to the extent) that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Investor, partner, officer, director, underwriter, or controlling person of the Investor.

               (b) By Selling Investor. To the extent permitted by law, the Investor shall indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, and any underwriter, against any losses, claims, damages, or liabilities (joint or several) to which the Company or any such director, officer, controlling person, or underwriter, who may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect to such losses, claims, damages, or liabilities) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Investor expressly for use in connection with such registration; and each the Investor shall reimburse any legal or other expenses reasonably incurred, as incurred, by the Company or any such director, officer, controlling person, or underwriter, in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, that the indemnity agreement contained in this Section 1.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Investor, which consent shall not be unreasonably withheld, nor shall the total amounts payable in indemnity by the Investor under this Section 1.8(b) in respect of any Violation exceed the net proceeds received by the Investor in the registered offering out of which such Violation arises.
               (c) Notice. Promptly after receipt by an indemnified party under this Section 1.8 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect of such action is to be made against any indemnifying party under this Section 1.8, deliver to the indemnifying party a written notice of the commencement of such action and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense of such action with counsel mutually satisfactory to the parties; provided, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to the indemnifying party’s ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.8, but the omission so to deliver written notice to the indemnifying party shall not relieve the indemnifying party of any liability that it may have to any indemnified party otherwise than under this Section 1.8.
               (d) Contribution. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (1) the Investor exercising rights under this Agreement, or any controlling person of any the Investor, makes a claim for indemnification pursuant to this Section 1.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 1.8 provides for indemnification in such case or (2) contribution under the Securities Act may be required on the part of the Investor or any such controlling person in circumstances for which indemnification is provided under this Section 1.8, then, and in each such case, the Company and the Investor shall contribute to the aggregate losses, claims, damages, or liabilities to which they may be subject (after contribution from others) in such proportion so that the Investor is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold under the registration statement bears to the public offering price of all securities offered by and sold under such registration statement, and the Company and other selling Investor are responsible for the remaining portion; provided, that, in any such case, no person or entity guilty of fraudulent misrepresentation

(within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.
               (e) Conflicts. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in an underwriting agreement entered into by the Company and the Investor in connection with underwritten public offering are in conflict with the foregoing provisions, the provisions of the underwriting agreement shall control.
               (f) Survival. The obligations of the Company and Investor under this Section 1.9 shall survive the completion of any offering of Registrable Securities in a registration statement and shall survive the termination of this Agreement.
          1.9 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC that may at any time permit the sale of the Registrable Securities to the public without registration, after such time as the Company shall have consummated an initial underwritten public offering of Common Stock, the Company agrees to:
               (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public; and
               (b) Use reasonable, diligent efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements).
     Section 2. ASSIGNMENT AND AMENDMENT.
          2.1 Lack of Transferability of Registration Rights . Notwithstanding anything in this Agreement to the contrary, the registration rights of the Investor under Section 1 of this Agreement may not be assigned or transferred, except by will or pursuant to the laws of descent and distribution.
          2.2 Amendment of Rights. Any provision of this Agreement may be amended and the observance of such provision may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Investor (and/or any of their permitted successors or assigns). Any amendment or waiver effected in accordance with this Section 2.2 shall be binding upon the Investor, each permitted successor or assignee of the Investor and the Company.
     Section 3. GENERAL PROVISIONS.
          3.1 Successors and Assigns. Except as otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties to this Agreement.
          3.2 Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties to this Agreement and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement except as expressly provided in this Agreement.
          3.3 Governing Law. This Agreement shall be governed by and construed exclusively in accordance with the internal laws of the State of Texas as applied to agreements among Texas residents entered into and to be performed entirely within Texas, excluding that body of law relating to conflict of laws.

          3.4 Venue. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts serving Dallas County, Texas, for the purposes of any action arising out of this Agreement, or the subject matter hereof. To the extent permitted by applicable law, each party hereby waives and agrees not to assert, by way of motion, as a defense or otherwise, in any such action (a) that such party is not personally subject to the jurisdiction of the above-named courts, (b) that the action is brought in an inconvenient forum, (c) that it is immune from any legal process with respect to itself or its property, (d) that the venue of the suit, action or proceeding is improper, or (e) that this Agreement, or the subject matter hereof, may not be enforced in or by such courts.
          3.5 Counterparts. This Agreement may be executed in two or more counterparts (including, without limitation, facsimile counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.
          3.6 Headings. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits, and schedules shall, unless otherwise provided, refer to sections and paragraphs of this Agreement and exhibits and schedules attached to this Agreement, all of which exhibits and schedules are incorporated in this Agreement by this reference.
          3.7 Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered personally or by facsimile transmission or by nationally recognized overnight delivery service or by first class certified or registered mail, return receipt requested, postage prepaid:
     If to the Company, at 12222 Merit Drive, Suite 1850, Dallas, Texas 75251, 972-770-4701 (fax), Attention: Kenneth Kase Conte, or at such other address or addresses as may have been furnished by giving three (3) days advance written notice to all other parties, with a copy (which shall not constitute notice) to Strasburger & Price, LLP, 901 Main Street, Suite 4400, Dallas, Texas 75202, 214-659-4025 (fax), Attention: Kevin Woltjen.
     If to an Investor, at its address set forth on Exhibit A, or at such other address or addresses as may have been furnished to the Company by giving three (3) days advance written notice, with a copy (which shall not constitute notice) to Hunter, Hunter & Sonnier LLC, 1807 Lake Street, Lake Charles, La 70601, 337-439-2505 (fax), Attention: Shayna L. Sonnier.
     Notices provided in accordance with this Section 3.7 shall be deemed delivered upon personal delivery or three (3) business days after deposit in the mail.
          3.8 Costs And Attorney Fees. If any action, suit, or other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated under this Agreement, the prevailing party shall recover all of such party’s costs and attorney fees incurred in each such action, suit, or other proceeding, including any and all appeals or petitions from any such action, suit, or other proceeding.
          3.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, then such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

          3.10 Entire Agreement. This Agreement, together with all exhibits and schedules to this Agreement, constitutes the entire agreement and understanding of the parties with respect to the subject matter of this Agreement and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties, or obligations between the parties with respect to the subject matter of this Agreement.
          3.11 Further Assurances. From and after the date of this Agreement, upon the request of the Investor or the Company, the Company and the Investor shall execute and deliver such instruments, documents, or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.
          3.12 Adjustments for Stock Splits, Etc. Wherever in this Agreement there is a reference to a specific number of shares of Common Stock, or a price per share of such stock, then, upon the occurrence of any subdivision, combination, or stock dividend of such class or series of stock, the specific number of shares or the price so referenced in this Agreement shall automatically be proportionally adjusted to reflect the affect on the outstanding shares of such class or series of stock by such subdivision, combination, or stock dividend.
          3.13 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to the Investor, upon any breach or default of the Company under this Agreement shall impair any such right, power, or remedy of the Investor nor shall it be construed to be a waiver of any such breach or default, or an acquiescence in any such breach or default, or of or in any similar breach or default occurring after such breach or default; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after such breach or default. Any waiver, permit, consent, or approval of any kind or character on the part of the Investor of any breach or default under this Agreement or any waiver on the part of the Investor of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to the Investor, shall be cumulative and not alternative.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first written above.

COMPANY: NYTEX Energy Holdings, Inc.
By:
Name:
Title:

INVESTOR: Diana Istre Francis

Signature Page to Registration Rights Agreement

EXHIBIT A
List of Investors

Name and Address	Number of Shares of Common Stock Held
Diana Istre Francis	2,058,125

A-1